                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                        American Claims Evaluation, Inc.
             (Exact name of registrant as specified in its charter)

         New York                       0-14807                  11-2601199
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

        One Jericho Plaza, Jericho, New York                      11753
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (516) 938-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  On August 15, 2005, the Company issued a press release
                  announcing its financial results for the quarter ended June
                  30, 2005. The press release is attached hereto as Exhibit
                  99.1. This information shall not be deemed "filed" for
                  purposes of Section 18 of the Securities Exchange Act of 1934,
                  as amended, and is not incorporated by reference into any
                  filing of the Company, whether made before or after the date of this report, regardless of any general incorporation
                  language in the filing.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit 99.1      Press Release of American Claims Evaluation, Inc., dated
                  August 15, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN CLAIMS EVALUATION, INC.

Date:    August 15, 2005              By: /s/ Gary Gelman
                                         ---------------------------------------
                                      Gary Gelman
                                      President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

   99.1           Press Release, dated August 15, 2005.